UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2022

CRANE CO.

(Exact name of registrant as specified in its charter)

DELAWARE

(Sta te or other jurisdiction

of incorporation)

Delaware	1-1657	13-1952290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 First Stamford Place Stamford CT	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 203-363-7300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 1.01	Entry Into a Material Definitive Agreement

On February 28, 2022, Crane Co., a Delaware corporation (“Crane Co.”), Crane Holdings, Co., a Delaware corporation and wholly-owned subsidiary of Crane Co. (“Crane Holdings”), and Crane Transaction Company, LLC, a Delaware limited liability company and wholly-owned subsidiary of Crane Holdings (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Reorganization Agreement”), pursuant to which Crane Co. will merge with Merger Sub, with Crane Co. surviving the merger as a wholly-owned subsidiary of Crane Holdings (the “Reorganization Merger”). The Reorganization Merger is subject to specific conditions, including approval by Crane Co.’s stockholders at its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), which is currently scheduled for April 25, 2022, and the Reorganization Merger will not be consummated until after such conditions are satisfied or, to the extent possible, waived.

Following the Reorganization Merger, Crane Holdings intends for Crane Co. (which will, as of that time, be a wholly-owned subsidiary of Crane Holdings) to convert from a Delaware corporation to a Delaware limited liability company (such conversion, together with the Reorganization Merger, the “Reorganization”).

Under the Reorganization Agreement, at the effective time of the Reorganization Merger, all of the issued and outstanding shares of Crane Co. common stock, par value $1.00 per share (“Crane Co. Common Stock”), other than treasury shares, will be converted automatically on a one-for-one basis into shares of Crane Holdings common stock, par value $1.00 per share (“Crane Holdings Common Stock”), and, as a result, the current stockholders of Crane Co. automatically will become stockholders of Crane Holdings, holding the same number and percentage of shares of Crane Holdings Common Stock as they held of Crane Co. Common Stock as of immediately prior to the Reorganization Merger.

In addition, under the Reorganization Agreement, (i) each outstanding option to purchase shares of Crane Co. Common Stock, if not exercised before the completion of the Reorganization Merger, will be adjusted automatically into an option to acquire, at the same exercise price, an identical number of shares of Crane Holdings Common Stock and (ii) each outstanding restricted share unit, performance-based restricted share unit and deferred stock unit, in each case, for shares of Crane Co. Common Stock will be adjusted automatically into a corresponding restricted share unit, performance-based restricted share unit and deferred stock unit, respectively, for an identical number of shares of Crane Holdings Common Stock. Except as set forth in the prior sentence, all such equity awards will continue to have the same terms and conditions as applied immediately prior to the Reorganization Merger.

At the effective time of the Reorganization Merger, Crane Holdings will replace Crane Co. as the publicly held corporation traded on the New York Stock Exchange (the “NYSE”). It is expected that Crane Holdings Common Stock will trade under the current Crane Co. ticker symbol “CR” on the NYSE.

The directors and executive officers of Crane Holdings following the completion of the Reorganization Merger would be the same individuals who were directors and executive officers, respectively, of Crane Co. as of immediately prior to the Reorganization Merger.

It is expected that the Reorganization Merger will constitute a sale of all, or substantially all, of Crane Co.’s assets, and, as a result, at the effective time of the Reorganization Merger, Crane Co. expects to transfer its existing indentures to Crane Holdings. In addition, in connection with the Reorganization Merger, Crane Co. expects to seek an amendment to its existing 5-Year Revolving Credit Agreement (the “2021 Facility”), by and among Crane Co., CR Holdings C.V., a Dutch limited partnership and wholly-owned subsidiary of Crane Co., the financial institutions party thereto as lenders, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents and arrangers party thereto, to permit the Reorganization Merger thereunder and to avoid any Event of Default (under and as defined in the 2021 Facility) that would otherwise result from the Reorganization Merger, and Crane Co. will not consummate the Reorganization Merger unless such amendment has been obtained or Crane Co. otherwise terminates and replaces the 2021 Facility.

The board of directors of each of Crane Co. and Crane Holdings have each unanimously, and the sole member of Merger Sub has, approved the Reorganization Agreement and the transactions contemplated thereby, including the Reorganization Merger. If the Reorganization Merger is approved by Crane Co.’s stockholders at the Annual Meeting, and the other conditions set forth in the Reorganization Agreement are satisfied or, to the extent possible, waived, it is currently expected that the Reorganization Merger will be completed before the end of Q2 2022 following the Annual Meeting.

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The Reorganization Agreement may be terminated and completion of all or any part of the Reorganization may be deferred or abandoned, at any time prior to the effective time of the Reorganization Merger by action of the board of directors of Crane Co. should the board of directors of Crane Co. determine that, for any reason, the completion of all or any part of the Reorganization would be inadvisable or not in the best interests of Crane Co. and its stockholders.

The Reorganization is intended to be tax-free to Crane Co. and its stockholders for U.S. federal income tax purposes.

Upon completion of the Reorganization Merger, Crane Holdings Common Stock will be deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder and, for purposes of Rule 12g-3(a), Crane Holdings will be the successor issuer to Crane Co.

The foregoing description of the Reorganization Agreement is not complete and is qualified in its entirety by reference to the Reorganization Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

ITEM 7.01	Regulation FD Disclosure

On February 28, 2022, Crane Co. and Crane Holdings filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary joint proxy statement/prospectus (subject to completion) as part of Crane Holdings’ preliminary registration statement on Form S-4 relating to the Reorganization. This filing is available at the SEC’s website at http://www.sec.gov. Among other things, the filing states that the information included in the preliminary joint proxy statement/prospectus “is not complete and may be changed.”

Additional Information and Where to Find It

In connection with the Reorganization Merger, Crane Holdings has filed a registration statement on Form S-4 that includes a preliminary proxy statement of Crane Co. and a preliminary prospectus of Crane Holdings, and Crane Co. and Crane Holdings may file with the SEC other relevant documents in connection with the proposed Reorganization. CRANE CO.’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION REGARDING THE REORGANIZATION. Investors may obtain a free copy of the registration statement on Form S-4 and the definitive proxy statement/prospectus, when filed, as well as other filings containing information about Crane Co., Crane Holdings and the Reorganization, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the registration statement on Form S-4 and the definitive proxy statement/prospectus, when filed, as well as other filings containing information about Crane Co., Crane Holdings and the Reorganization can be obtained without charge by sending a request to Crane Co., 100 First Stamford Place, Stamford, Connecticut 06902, Attention: Corporate Secretary; by calling (203) 363-7300; or by accessing them on Crane Co.’s investor relations web page at https://www.craneco.com/investors/financial-reports-and-filings.

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Participants in the Solicitation

Crane Co. and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from Crane Co. stockholders in connection with the matters to be considered at the Annual Meeting, including the Reorganization Agreement. Additional information regarding the interests of potential participants in the proxy solicitation is included in the Crane Holdings registration statement on Form S-4 that includes a preliminary proxy statement of Crane Co. and a preliminary prospectus of Crane Holdings and will be included in the definitive proxy statement/prospectus and other relevant documents that Crane Co. and Crane Holdings have filed, and intend to file, with the SEC in connection with the Annual Meeting. Copies of these documents can be obtained without charge as described in the preceding paragraph.

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding consummating the Reorganization and the timing thereof. Any forward-looking statements contained in this Current Report on Form 8-K are intended to be made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements about current conditions. In some cases, you can identify forward-looking statements by the use of terms such as “believes,” “contemplates,” “expects,” “may,” “might,” “could,” “should,” “would,” “will,” “anticipates,” “intends”, “aims”, “plans”, “seek”, “see”, “potential”, “considered”, “estimate”, “likely” or other similar phrases, or the negatives of these terms, or other comparable terminology that convey uncertainty of future events or outcomes.

Crane Co. has based the forward-looking statements relating to its operations on its current expectations, estimates and projections about itself and the markets it serves, including Crane Co.’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the proposed Reorganization Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Crane Co., all of which are subject to change. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the proposed Reorganization Merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include those detailed under the heading “Risk Factors Related to the Holding Company Proposal” included in the Crane Holdings registration statement on Form S-4 that includes a preliminary proxy statement of Crane Co. and a preliminary prospectus of Crane Holdings and will be included in the definitive proxy statement/prospectus, the risk factors described in Crane Co.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and elsewhere in Crane Co.’s public filings with the SEC. There are a number of other factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking statements. While the list of factors included in such filings are considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Crane Co.’s financial condition, results of operations, credit rating or liquidity or ability to consummate the proposed Reorganization. These forward-looking statements speak only as of the date they are made, and Crane Co. does not undertake to and disclaims any obligation to update these forward-looking statements.

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ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

2.1+	Agreement and Plan of Merger, dated as of February 28, 2022, by and among Crane Co., Crane Holdings, Co. and Crane Transaction Company, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.
February 28, 2022
	By:	/s/ Anthony M. D’Iorio
Name: Anthony M. D’Iorio
Title: Senior Vice President, General Counsel and Secretary

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Exhibit 2.1

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of February 28, 2022, is made by and among Crane Co., a Delaware corporation (“Crane Co.”), Crane Holdings, Co., a Delaware corporation and wholly-owned subsidiary of Crane Co. (“Crane Holdings”), and Crane Transaction Company, LLC, a Delaware limited liability company and wholly-owned subsidiary of Crane Holdings (“Merger Sub”).

RECITALS:

WHEREAS, as of the date hereof, the authorized capital stock of Crane Co. consists of (i) 200,000,000 shares of common stock, par value $1.00 per share (the “Crane Co. Common Stock”), of which approximately 56,879,698 shares are issued and outstanding and 15,546,441 shares are held in treasury, and (ii) 5,000,000 shares of preferred stock, par value $0.01 per share, of which no shares are issued and outstanding;

WHEREAS, as of the date hereof, the authorized capital stock of Crane Holdings consists of (i) 200,000,000 shares of common stock, par value $1.00 per share (the “Crane Holdings Common Stock”), of which 100 shares are issued and outstanding and held by Crane Co., and (ii) 5,000,000 shares of preferred stock, par value $0.01 per share, of which no shares are issued and outstanding;

WHEREAS, as of the date hereof, all of the issued and outstanding common interests of Merger Sub (the “Merger Sub Common Interests”) are held by Crane Holdings;

WHEREAS, Crane Holdings and Merger Sub are newly formed entities, and both Crane Holdings and Merger Sub were organized for the purposes of participating in the transactions herein contemplated;

WHEREAS, the board of directors of each of Crane Co. and Crane Holdings have each unanimously, and the sole member of Merger Sub has, determined that it is fair to, advisable and in the best interests of their respective companies and equityholders to reorganize to create a new holding company structure by merging Merger Sub with and into Crane Co., with Crane Co. being the surviving entity (sometimes hereinafter referred to as the “Surviving Entity”), and converting each issued and outstanding share of Crane Co. Common Stock into one share of Crane Holdings Common Stock, all in accordance with the terms of this Agreement;

WHEREAS, pursuant to Section 264 of the General Corporation Law of the State of Delaware (the “DGCL”), the board of directors of each of Crane Co. and Crane Holdings have unanimously, and, pursuant to Section 18-209 of the Limited Liability Company Act of the State of Delaware (the “DLLCA”), the sole member of Merger Sub has, by resolutions duly adopted, approved and declared the advisability of the Merger (as defined below) and this Agreement;

WHEREAS, the board of directors of Crane Co. has unanimously determined to recommend to its stockholders the adoption, at the Stockholders’ Meeting (as defined below), of this Agreement and the approval of the Merger, subject to the terms and conditions hereof and in accordance with the provisions of the DGCL;

WHEREAS, immediately after the execution and delivery of this Agreement by the parties hereto, the sole stockholder of Crane Holdings will approve and adopt this Agreement and approve the transactions contemplated hereby, including the Merger, by execution of an action by written consent in accordance with Sections 228 and 264 of the DGCL, respectively;

WHEREAS, following the Merger, Crane Co. will convert to a Delaware limited liability company pursuant to Section 266 of the DGCL and Section 18-214 of the DLLCA (the “Conversion”); and

WHEREAS, for U.S. federal income tax purposes, the parties intend that (i) the Merger, taken together with the Conversion, qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) this Agreement shall constitute, and hereby adopt this Agreement as, a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g).

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Crane Co., Crane Holdings and Merger Sub, intending to be legally bound, hereby agree as follows:

1. Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with Section 264 of the DGCL and Section 18-209 of the DLLCA, Merger Sub shall be merged with and into Crane Co. (the “Merger”), and, at the Effective Time (as defined below), the separate existence of Merger Sub shall cease and Crane Co. shall continue its existence as the Surviving Entity, and a wholly-owned subsidiary of Crane Holdings, under applicable Delaware law.

2. Effects of the Merger. After satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, Crane Co., which shall be the Surviving Entity, shall file a certificate of merger, attached as Exhibit A hereto, with the Secretary of State of the State of Delaware (the “Certificate of Merger”) and make all other filings or recordings required by Delaware law in connection with the Merger. The Merger shall become effective at the time and on the date of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or such other time, if any, as may be designated in the Certificate of Merger (the “Effective Time”). The Merger shall have the effects set forth in Section 259 of the DGCL and Section 18-209 of the DLLCA. Without limiting the generality of the foregoing, from and after the Effective Time, the Surviving Entity shall possess all the property, rights, privileges, immunities, powers and franchises and be subject to all of the debts, liabilities, obligations, restrictions, disabilities and duties of Crane Co. and Merger Sub, all as provided under applicable law.

3. Certificate of Incorporation; By-laws; Directors and Officers. Subject to the terms and conditions of this Agreement, from and after the Effective Time: (a) the certificate of incorporation of the Surviving Entity shall be amended and restated in its entirety in the form attached as Exhibit B hereto, and such certificate of incorporation shall be the certificate of incorporation of the Surviving Entity unless and until amended in accordance with its terms and applicable law and (b) the by-laws of the Surviving Entity shall be amended and restated in their entirety in the form attached as Exhibit C hereto, and such by-laws shall be the by-laws of the Surviving Entity unless and until amended in accordance with their terms and applicable law. Subject to the terms and conditions of this Agreement, from and after the Effective Time, the directors of the Surviving Entity shall be Richard A. Maue and Anthony M. D’Iorio and the officers of the Surviving Entity shall be Max H. Mitchell as President, Richard A. Maue as Treasurer and Anthony M. D’Iorio as Secretary, in each case, until their successors have been duly elected and qualified in accordance with the certificate of incorporation and by-laws of the Surviving Entity.

4. Directors and Officers of Crane Holdings. Prior to the Effective Time, Crane Co., in its capacity as the sole stockholder of Crane Holdings, agrees to take, or cause to be taken, all such actions as are necessary to cause those persons serving as the directors and executive officers of Crane Co. immediately prior to the Effective Time to be elected or appointed, immediately following the Effective Time, as the directors and executive officers of Crane Holdings, each such person to have the same office(s) with Crane Holdings (and the same committee memberships in the case of directors) as he or she held with Crane Co.

5. Additional Actions. Subject to the terms of this Agreement, the parties hereto shall take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger and the other transactions contemplated hereby and to comply with the requirements of the DGCL and the DLLCA.

6. Cancellation of the Shares of Crane Holdings; Conversion of the Common Interests of Merger Sub; Conversion of the Shares of Crane Co. At the Effective Time, by virtue of the Merger and without any action on the part of Crane Co., Crane Holdings or Merger Sub: (a) each share of Crane Holdings Common Stock issued and outstanding immediately prior to the Effective Time shall be automatically cancelled, retired and shall cease to exist; (b) each Merger Sub Common Interest owned by Crane Holdings will automatically be converted into, and thereafter represent, one share of the Surviving Entity, which shall collectively constitute 100% of the common stock, par value $0.01 per share, of the Surviving Entity; and (c) each share of Crane Co. Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares held in treasury, which shall be automatically cancelled and retired without the payment of any consideration therefor) shall be automatically converted into one validly issued, fully paid and nonassessable share of Crane Holdings Common Stock (the “Merger Consideration”). From and after the Effective Time, holders of certificates formerly evidencing Crane Co. Common Stock shall cease to have any rights as stockholders of Crane Co., except as provided by law; provided, however, that such holders shall have the rights set forth in Section 7 herein.

7. Stock Transfer Books; No Surrender of Certificates; Direct Registration of Crane Holdings Common Stock. At the Effective Time, each outstanding share of Crane Co. Common Stock (other than any shares of Crane Co. Common Stock to be cancelled in accordance with Section 6) shall automatically represent the same number of shares of Crane Holdings Common Stock without any further act or deed by the stockholders of Crane Co. At the Effective Time, the stock transfer books of Crane Co. shall be closed and thereafter there shall be no further registration of transfers of shares of Crane Co. Common Stock theretofore outstanding on the records of Crane Co. Unless and until thereafter surrendered for transfer or exchange in the ordinary course, each outstanding certificate that, immediately prior to the Effective Time, evidenced Crane Co. Common Stock shall, from and after the Effective Time, be deemed and treated for all corporate purposes to evidence the ownership of the same number of shares of Crane Holdings Common Stock.

8. Assumption of Crane Co. Awards. At the Effective Time, Crane Holdings shall assume Crane Co.’s 2013 Stock Incentive Plan, as amended, and Crane Co.’s 2018 Stock Incentive Plan, as amended (collectively, the “Crane Co. Stock Plans”), and each outstanding (a) option to purchase shares of Crane Co. Common Stock (each, a “Crane Co. Option”), (b) restricted share unit for shares of Crane Co. Common Stock (each, a “Crane Co. RSU”), (c) performance-based restricted share unit for shares of Crane Co. Common Stock (each, a “Crane Co. PRSU”) and (d) deferred stock unit for shares of Crane Co. Common Stock (each, a “Crane Co. DSU” and collectively with the Crane Co. Options, Crane Co. RSUs and Crane Co. PRSUs, the “Crane Co. Awards”), in each case, then outstanding under the Crane Co. Stock Plans, whether or not then exercisable. The Crane Co. Awards will be adjusted in accordance with the provisions of the Crane Co. Stock Plans, as described in this Section 8, and each Crane Co. Award so adjusted and assumed by Crane Holdings under this Agreement will continue to have, and be subject to, the same terms and conditions as set forth in the applicable Crane Co. Stock Plan and any award agreements thereunder immediately prior to the Effective Time (including, without limitation, the vesting schedule (without acceleration thereof by virtue of the Merger and the other transactions contemplated hereby) and per share exercise price, as applicable), except that each such Crane Co. Award will be adjusted such that it will be exercisable (or will become exercisable in accordance with its terms) for, or shall be denominated with reference to, that number of shares of Crane Holdings Common Stock equal to the number of shares of Crane Co. Common Stock that were subject to such Crane Co. Award immediately prior to the Effective Time.

9. Assignment and Assumption of Agreements. Effective as of the Effective Time and consistent with the requirements of Section 8, Crane Co. hereby assigns to Crane Holdings, and Crane Holdings hereby assumes and agrees to perform, all obligations of Crane Co. pursuant to the Crane Co. Stock Plans and the award agreements with respect to outstanding Crane Co. Awards granted thereunder. Crane Co. and Crane Holdings will take, or cause to be taken, all actions necessary or desirable to implement the assumption by Crane Holdings of the Crane Co. Stock Plans, each award agreement entered into pursuant thereto, and each Crane Co. Award granted thereunder, all to the extent deemed appropriate by Crane Co. and Crane Holdings and permitted under applicable law. On or prior to the Effective Time, Crane Holdings will reserve sufficient shares of Crane Holdings Common Stock to provide for the issuance of Crane Holdings Common Stock upon exercise of the Crane Co. Awards outstanding under the Crane Co. Stock Plans.

10. Registration Statement; Proxy/Prospectus. Following the execution of this Agreement, Crane Co. shall prepare and file with the Securities and Exchange Commission (the “SEC”) a proxy statement in preliminary form relating to the Stockholders’ Meeting (as defined below) (together with any amendments thereof or supplements thereto, the “Proxy Statement”) and Crane Holdings shall prepare and file with the SEC a registration statement on Form S-4 (together with all amendments thereto, the “Registration Statement” and the prospectus contained in the Registration Statement together with the Proxy Statement, the “Proxy/Prospectus”), in which the Proxy Statement shall be included, in connection with the registration under the Securities Act of the shares of Crane Holdings Common Stock to be issued to the stockholders of Crane Co. as the Merger Consideration.

11. Meeting of Crane Co. Stockholders. Crane Co. shall take all action necessary in accordance with the DGCL and Crane Co.’s amended and restated certificate of incorporation and by-laws, as amended through April 24, 2017 (together, the “Crane Co. Charter Documents”), to call, hold and convene a meeting of its stockholders to consider the adoption of this Agreement (the “Stockholders’ Meeting”).

12. Successor Issuer. It is the intent of the parties hereto that Crane Holdings be deemed a “successor issuer” of Crane Co. in accordance with Rule 12g-3 under the Securities Exchange Act of 1934, as amended, and Rule 414 under the Securities Act of 1933, as amended (the “Securities Act”). At or after the Effective Time, Crane Holdings shall (a) file an appropriate report on Form 8-K describing the Merger and the other transactions contemplated hereby and (b) file appropriate pre-effective and/or post-effective amendments, as applicable, to any Registration Statements of Crane Co. on Form S-3 or Form S-8.

13. Conditions Precedent. The obligations of the parties to this Agreement to consummate the Merger and the transactions contemplated by this Agreement shall be subject to fulfillment or waiver by the parties hereto at or prior to the Effective Time of each of the following conditions:

a.

The Registration Statement relating to the shares of Crane Holdings Common Stock to be issued pursuant to the Merger shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceeding for that purpose shall have been initiated or, to the knowledge of Crane Holdings or Crane Co., threatened by the SEC and not concluded or withdrawn. No similar proceeding with respect to the Proxy/Prospectus shall have been initiated or, to the knowledge of Crane Holdings or Crane Co., threatened by the SEC and not concluded or withdrawn;

b.

This Agreement and the Merger shall have been approved by the requisite affirmative vote of the stockholders of Crane Co. at the Stockholders’ Meeting in accordance with the DGCL and the Crane Co. Charter Documents;

c.	The Crane Holdings Common Stock to be issued pursuant to the Merger shall have been approved for listing by the New York Stock Exchange;

d.

No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order that is in effect shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality that prohibits or makes illegal the consummation of the Merger or the transactions contemplated hereby; and

e.

Each of Crane Co. and Crane Holdings shall have received a legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, in form and substance reasonably satisfactory to them, to the effect that the Merger and the Conversion, taken together, will qualify as a “reorganization” within the meaning of Section 368 of the Code for U.S. federal income tax purposes.

14. Amendment and Modification. At any time prior to the Effective Time, this Agreement may be amended or modified, to the fullest extent permitted by applicable law, by an agreement in writing duly approved by the parties hereto.

15. Termination. At any time prior to the Effective Time, this Agreement may be terminated and the Merger contemplated hereby may be abandoned by Crane Co. if Crane Co. should determine that for any reason the completion of the transactions provided for herein would not be fair to, would be inadvisable or would not be in the best interest of Crane Co. or its stockholders. In the event of such termination and abandonment, this Agreement shall become null and void and none of Crane Co., Crane Holdings, Merger Sub, their respective equityholders, directors or officers shall have any liability with respect to such termination and abandonment.

16. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written or oral, among the parties hereto with respect to the subject matter hereof.

17. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles thereof.

18. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

19. Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

20. Severability of Provisions. If any term or other provision of this Agreement is declared invalid, illegal or incapable of being enforced by a court of competent jurisdiction otherwise becomes invalid, illegal or unenforceable in any respect, in whole or in part, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. Notwithstanding the foregoing, if such provision (or portion thereof) could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be deemed to be so narrowly drawn, without invalidating any of the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

21. Counterparts. This Agreement may be executed in any number of counterparts, and delivered by facsimile, .pdf or other similar electronic transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of, and be enforceable by, only the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other entity or person any right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective duly authorized persons as of the date first above written.

CRANE CO.:

CRANE CO., a Delaware corporation

By:	/s/ Max H. Mitchell
	Name:	Max H. Mitchell
	Title:	President and Chief Executive Officer

CRANE HOLDINGS:

CRANE HOLDINGS, CO., a Delaware corporation

By:	/s/ Richard A. Maue
	Name:	Richard A. Maue
	Title:	President and Treasurer

MERGER SUB:

CRANE TRANSACTION COMPANY, LLC, a Delaware limited liability company

By:	/s/ Anthony M. D’Iorio
	Name:	Anthony M. D’Iorio
	Title:	Secretary

[Signature Page to the Agreement and Plan of Merger]

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